UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 2, 2021

HIRERIGHT HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-260079	82-1092072
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Centerview Drive, Suite 300

Nashville, Tennessee 37214

(Address of principal executive offices) (Zip Code)

(615) 320-9800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	HRT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 2, 2021, the Company completed the initial public offering (the “Offering”) of its common stock, par value $0.001 per share (the “Common Stock”) described in the prospectus (the “Prospectus”), dated October 28, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-260079) (as amended, the “Registration Statement”). In the Offering, the Company sold 22,222,222 shares of Common Stock at a purchase price per share of $17.955 (the offering price per share to the public of $19.00 per share minus the underwriting discount and commissions). The Company used the proceeds from the Offering for general corporate purposes, including repayment of indebtedness.

Income Tax Receivable Agreement

In connection with the Offering, the Company entered into the Income Tax Receivable Agreement, dated October 28, 2021, by and among the Company and the stockholders party thereto (the “Tax Receivable Agreement”). The Tax Receivable Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The terms of the Tax Receivable Agreement are substantially the same as the terms set forth in the form of the agreement previously filed as Exhibit 10.15 to the Registration Statement and as described therein.

2021 Omnibus Incentive Plan

On August 12, 2021, the Company’s Board of Directors approved the 2021 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) and effective October 15, 2021, the Company’s stockholders adopted and approved the Omnibus Incentive Plan substantially in the form previously filed as Exhibit 10.6 to the Registration Statement. The Omnibus Incentive Plan provides for the granting of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards, restricted stock units, other stock-based awards, other cash-based awards or any combination of the foregoing to current and prospective employees and directors of, and consultants and advisors to, the Company and its affiliates. For further information regarding the Omnibus Incentive Plan, see “Executive Compensation—Post-IPO Equity-based Compensation Plans—2021 Omnibus Incentive Plan” in the Prospectus.

A copy of the Omnibus Incentive Plan is filed herewith as Exhibit 10.2 and incorporated herein by reference. The above description of the Omnibus Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.

Employee Stock Purchase Plan

On August 12, 2021, the Company’s Board of Directors approved the Employee Stock Purchase Plan (the “ESPP”) and effective October 28, 2021, the Company’s stockholders adopted and approved the ESPP substantially in the form previously filed as Exhibit 10.10 to the Registration Statement. The ESPP provides employees of the Company with an opportunity to purchase the Company’s Common Stock at a discount, subject to certain limitations set forth in the ESPP. For further information regarding the ESPP, see “Executive Compensation—Post-IPO Equity-based Compensation Plans—Employee Stock Purchase Plan” in the Prospectus.

A copy of the ESPP is filed herewith as Exhibit 10.3 and incorporated herein by reference. The above description of the ESPP is not complete and is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Income Tax Receivable Agreement, dated October 28, 2021, by and among HireRight Holdings Corporation and the stockholders party thereto
10.2	HireRight Holdings Corporation 2021 Omnibus Incentive Plan
10.3	HireRight Holdings Corporation Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2021

HIRERIGHT HOLDINGS CORPORATION

By:	/s/ Brian Copple
Name:	Brian Copple
Title:	General Counsel and Secretary